UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Salomon Brothers Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place,4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MARCH 31, 2006

Salomon Brothers

Variable Rate Strategic Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Salomon Brothers Variable Rate Strategic Fund Inc.

Semi-Annual Report  •  March 31, 2006

What’s

Inside

Fund Objective

The Fund’s investment objective is to maintain a high level of current income.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month period of this report. After a 4.1% advance in the third quarter of 2005, fourth quarter gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was business as usual for the Fed, as it raised short-term interest rates four times during this reporting period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75% — its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rates by an additional 0.25% to 5.00%.

As expected, both short- and long-term yields rose over the reporting period. During the six months ended March 31, 2006, two-year Treasury yields increased from 4.21% to 4.82%. Over the same period, 10-year Treasury yields moved from 4.39% to 4.86%. During much of this reporting period the yield curve was inverted, with the yield on two-year Treasuries surpassing that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. However, some experts, including new Chairman Bernanke, believe the inverted yield curve is largely a function of strong foreign demand for longer-term bonds. Looking at the six-month period as a whole, the

Salomon Brothers Variable Rate Strategic Fund Inc.         I

overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,iv returned –0.06%.

The high yield market generated a positive return during the period of this report. The high yield market was supported by generally strong corporate profits and low default rates. In addition, there was overall solid demand and limited supply as new issuance waned. These factors tended to overshadow several company specific issues, mostly surrounding the automobile industry. For example, automobile parts supplier Dana Corp. recently filed for bankruptcy and there are ongoing concerns about the future prospects for General Motors Corp. During the six-month period ended March 31, 2006, the Citigroup High Yield Market Indexv returned 3.22%.

Emerging markets debt continued to produce solid results over the period of this report, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 3.39% during the six-month reporting period. A strengthening global economy, solid domestic spending and high energy and commodity prices continue to support many emerging market countries. In addition, a number of these countries have strengthened their balance sheets in recent years. We believe that these positives more than offset the potential negatives associated with rising U.S. interest rates.

Performance Review

For the six months ended March 31, 2006, the Salomon Brothers Variable Rate Strategic Fund Inc. returned 3.73%, based on its net asset value (“NAV”)vii and 4.08% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, Lehman Brothers U.S. Aggregate Index, returned –0.06% for the same time frame. The Lipper Global Income Closed-End Funds Category Averageviii increased 2.16% over the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.6419 per share, (which may have included a return of capital). The performance table on the next page shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2006. Past performance is no guarantee of future results.

II         Salomon Brothers Variable Rate Strategic Fund Inc.

Performance Snapshot as of March 31, 2006 (unaudited)

Price Per Share	Six-Month Total Return
$19.54 (NAV)	3.73%

$17.20 (Market Price)	4.08%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 16, 2005.

As previously described in proxy statements that were mailed to shareholders of the Fund in connection with the transaction, Legg Mason intends to combine the fixed-income operations of the Manager with those of Legg Mason’s wholly-owned subsidiary, Western Asset Management Company, and its affiliates (“Western Asset”). This combination will involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment trading platforms, and other resources. At a future date Legg Mason expects to recommend to the Board of Directors of the Fund that Western Asset be appointed as the advisor or sub-advisor to the Fund, subject to applicable regulatory requirements.

The portfolio management team of S. Kenneth Leech, Stephen A. Walsh, Keith J. Gardner and Michael C. Buchanan assumed portfolio management responsibilities for the Fund on March 31, 2006. These portfolio managers are employees of the Manager for purposes of carrying out their duties relating to the Fund and they also will continue to serve

Salomon Brothers Variable Rate Strategic Fund Inc.         III

as employees of Western Asset. Messers. Leech, Walsh, and Gardner have each been employed by Western Asset for more than five years.

Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003.

The Board is working with the Manager, Western Asset, and the portfolio managers to implement an orderly combination of the Manager’s fixed-income operations and Western Asset in the best interests of the Fund and its shareholders.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open end Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XGFYX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional

IV         Salomon Brothers Variable Rate Strategic Fund Inc.

information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your common shares at any point in time may be worth less than you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherently in solely higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and changes in political conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 12 funds in the Fund’s Lipper category, and excluding sales charges.

Salomon Brothers Variable Rate Strategic Fund Inc.         V

Fund at a Glance (unaudited)

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         1

Schedule of Investments (March 31, 2006) (unaudited)

SALOMON BROTHERS VARIABLE RATE STRATEGIC FUND INC.

Face Amount†	Security	Value

LOAN PARTICIPATIONS (a)(b) — 5.5%
Auto Components — 0.5%
$997,500	Delphi Corp., Term Loan, Tranche B, 13.000% due 6/14/11 (JPMorgan Chase & Co.) (c)	$1,036,777

Electric Utilities — 0.1%
272,154	Reliant Energy Inc., Term Loans, Tranche B, 7.175% due 4/30/10 (Bank of America)	272,154

Energy Equipment & Services — 0.9%
	Key Energy Services Inc., Term Loans:
2,500	Delay Draw, 7.520% due 7/29/12	2,539
	Tranche B:
372,500	7.520% due 7/29/12 (Lehman Brothers Inc.)	378,320
625,000	7.780% due 7/29/12 (Lehman Brothers Inc.)	634,766
	Targa Resources Inc., Term Loans:
419,355	7.230% due 10/28/12 (C.S. First Boston Corp.)	425,907
129,032	6.970% due 12/10/28 (C.S. First Boston Corp.)	131,048
193,548	Tranche A, 4.402% due 10/28/12 (C.S. First Boston Corp.)	196,573
6,048	Tranche B, 6.777% due 10/28/12 (C.S. First Boston Corp.)	6,143
250,000	Tranche B 2, 6.918% due 12/10/28 (C.S. First Boston Corp.)	253,906

	Total Energy	2,029,202

Health Care Providers and Services — 0.4%
	DaVita Inc., Term Loans:
39,216	6.690% due 6/25/12 (JPMorgan Chase & Co.)	39,775
61,569	Tranche B, 6.290% due 6/25/12 (JPMorgan Chase & Co.)	62,447
5,882	Tranche B, 6.600% due 10/5/12 (JPMorgan Chase & Co.)	5,966
156,863	Tranche B 1, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	159,102
156,863	Tranche B 2, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	159,101
96,078	Tranche B 3, 6.290% due 10/5/12 (JPMorgan Chase & Co.)	97,450
47,059	Tranche B 4, 6.770% due 10/5/12 (JPMorgan Chase & Co.)	47,731
39,216	Tranche B 5, 6.690% due 10/5/12 (JPMorgan Chase & Co.)	39,775
39,216	Tranche B 6, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	39,775
47,059	Tranche B 7, 6.600% due 10/5/12 (JPMorgan Chase & Co.)	47,731
29,412	Tranche B 8, 6.800% due 10/5/12 (JPMorgan Chase & Co.)	29,832
39,216	Tranche B 9, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	39,775
85,833	Tranche B 10, 6.690% due 10/5/12 (JPMorgan Chase & Co.)	87,058
58,824	Tranche B 11, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	59,663
39,216	Tranche B 12, 6.530% due 10/5/12 (JPMorgan Chase & Co.)	39,775

	Total Health Care Providers and Services	954,956

Hotels, Restaurants & Leisure — 0.8%
750,000	BLB Worldwide Holdings Inc., Term Loan, 8.740% due 8/15/12 (Merrill Lynch)	762,422
	Venetian Casino Resort LLC, Term Loans:
170,940	Tranche B, 6.730% due 6/15/11 (Bank of Nova Scotia)	172,930

See Notes to Financial Statements.

2         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Hotels, Restaurants & Leisure — 0.8% (continued)
$829,060	Tranche L, 6.730% due 6/15/11 (Bank of Nova Scotia)	$838,711

	Total Hotels, Restaurants & Leisure	1,774,063

Media — 2.3%
983,740	Charter Communications Holdings LLC, Term Loan, Tranche B, 7.920% due 4/27/11 (C.S. First Boston Corp.)	993,686
2,503	Charter Communications, Term Loan, Tranche B, 7.860% due 7/9/18 (C.S. First Boston Corp.)	2,529
	Dex Media West Inc., Term Loans:
149,105	B 2, 6.110% due 2/15/10 (JPMorgan Chase & Co.)	150,627
745,527	B 3, 6.250% due 2/15/10 (JPMorgan Chase & Co.)	753,137
131,788	B 4, 6.180% due 2/15/10 (JPMorgan Chase & Co.)	133,133
298,211	B 6, 6.250% due 2/15/10 (JPMorgan Chase & Co.)	301,255
1,000,000	DIRECTV Holdings LLC, Term Loans, 6.276% due 4/20/06 (Bank of America)	1,012,500
1,500,000	UPC Broadband Inc., Term Loan, Tranche H2, 7.280% due 3/15/12 (Bank of America)	1,511,406

	Total Media	4,858,273

Machinery — 0.5%
	Mueller Group Inc., Term Loans:
238,095	6.466% due 10/3/12 (Bank of America)	241,560
503,810	1 Month, 6.493% due 10/3/12 (Bank of America)	511,142
238,095	2 Month, 7.060% due 10/3/12 (Bank of America)	241,560
17,500	3 Month, 6.859% due 10/3/12 (Bank of America)	17,755

	Total Metal Fabricate — Hardware	1,012,017

	TOTAL LOAN PARTICIPATIONS (Cost — $11,793,598)	11,937,442

CORPORATE BONDS & NOTES — 21.8%
Aerospace & Defense — 0.5%
100,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13	100,500
250,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	259,375
225,000	Moog Inc., Senior Subordinated Notes, 6.250% due 1/15/15	222,750
375,000	Sequa Corp., Senior Notes, Series B, 8.875% due 4/1/08	392,812

	Total Aerospace & Defense	975,437

Auto Components — 0.1%
100,000	Tenneco Automotive Inc., Senior Subordinated Notes, 8.625% due 11/15/14	100,500
125,000	TRW Automotive Inc., Senior Notes, 9.375% due 2/15/13	135,781

	Total Auto Components	236,281

Automobiles — 0.6%
	Ford Motor Co.:
50,000	Debentures, 6.625% due 10/1/28	33,750
850,000	Notes, 7.450% due 7/16/31	635,375
425,000	Senior Notes, 4.950% due 1/15/08	396,212
	General Motors Corp., Senior Debentures:
50,000	8.250% due 7/15/23	36,250

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         3

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Automobiles — 0.6% (continued)
$410,000	8.375% due 7/15/33	$302,375

	Total Automobiles	1,403,962

Building Products — 0.4%
	Associated Materials Inc.:
200,000	Senior Discount Notes, step bond to yield 9.399% due 3/1/14	116,000
100,000	Senior Subordinated Notes, 9.750% due 4/15/12	104,250
500,000	Goodman Global Holding Co. Inc., Senior Subordinated Notes, Series B, 7.491% due 6/15/12 (b)	511,250
225,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	230,062

	Total Building Products	961,562

Capital Markets — 0.1%
188,000	BCP Crystal U.S. Holdings Corp., Senior Subordinated Notes, 9.625% due 6/15/14	209,150

Chemicals — 0.8%
200,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11	217,500
200,000	Ethyl Corp., Senior Notes, 8.875% due 5/1/10	208,500
	Huntsman International LLC, Senior Subordinated Notes:
152,000	10.125% due 7/1/09	156,560
75,000	7.875% due 1/1/15 (d)	76,125
100,000	Innophos Inc., Senior Subordinated Notes 8.875% due 8/15/14	104,500
375,000	Lyondell Chemical Co., Senior Secured Notes, 10.500% due 6/1/13	417,187
200,000	Nalco Co., Senior Subordinated Notes, 8.875% due 11/15/13	209,000
200,000	Resolution Performance Products LLC, Senior Subordinated Notes, 13.500% due 11/15/10	214,750
225,000	Rhodia SA, Senior Notes, 7.625% due 6/1/10	229,500

	Total Chemicals	1,833,622

Commercial Services & Supplies — 0.4%
100,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11	95,500
	Allied Waste North America Inc., Senior Notes:
225,000	7.875% due 4/15/13	235,969
175,000	7.250% due 3/15/15	179,375
217,000	Series B, 9.250% due 9/1/12	235,174
125,000	Cenveo Corp., Senior Notes, 9.625% due 3/15/12	135,156

	Total Commercial Services & Supplies	881,174

Communications Equipment — 0.2%
475,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	431,063

Computers & Peripherals — 0.1%
125,000	Seagate Technology HDD Holdings, Senior Notes, 8.000% due 5/15/09	130,469
50,000	SunGard Data Systems Inc., Senior Notes, 9.125% due 8/15/13 (d)	53,125

	Total Computers & Peripherals	183,594

Construction Materials — 0.1%
125,000	Texas Industries Inc., Senior Notes, 7.250% due 7/15/13	129,375

See Notes to Financial Statements.

4         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Containers & Packaging — 0.6%
$150,000	Berry Plastics Corp., Senior Subordinated Notes, 10.750% due 7/15/12	$165,750
225,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	211,500
225,000	JSG Funding PLC, Senior Notes, 9.625% due 10/1/12	239,062
375,000	Owens-Illinois Inc., Debentures, 7.500% due 5/15/10	381,562
35,000	Pliant Corp., Senior Secured Second Lien Notes, 11.125% due 9/1/09 (c)	37,013
375,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12	371,250

	Total Containers & Packaging	1,406,137

Diversified Financial Services — 4.8%
400,000	Alamosa Delaware Inc., Senior Notes, 11.000% due 7/31/10	447,000
125,000	Basell AF SCA, Senior Notes, 8.375% due 8/15/15 (d)	124,687
100,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (d)	100,000
250,000	Chukchansi Economic Development Authority, Senior Notes, 8.060% due 11/15/12 (b)(d)	256,875
	Ford Motor Credit Co., Notes:
115,000	6.625% due 6/16/08	108,900
3,000,000	6.170% due 1/15/10 (b)	2,717,100
	General Motors Acceptance Corp., Notes:
25,000	7.250% due 3/2/11	23,715
500,000	6.750% due 12/1/14	450,813
4,000,000	7.020% due 12/1/14 (b)	3,649,300
50,000	8.000% due 11/1/31	47,379
81,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	87,379
200,000	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes, 9.000% due 7/15/14	207,000
2,000,000	Residential Capital Corp., Notes 6.335% due 6/29/07 (b)	2,015,596
325,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.915% due 10/1/15	238,875

	Total Diversified Financial Services	10,474,619

Diversified Telecommunication Services — 0.7%
175,000	AT&T Corp., Senior Notes, 9.750% due 11/15/31	209,588
275,000	IntelSat, Ltd., Senior Discount Notes, step bond to yield 9.462% due 2/1/15 (d)	191,812
75,000	PanAmSat Corp., Senior Notes, 9.000% due 8/15/14	79,313
750,000	Qwest Corp., Notes, 8.160% due 6/15/13 (b)	828,750
2,000,000MXN	Telefonos de Mexico SA de CV, Senior Notes 8.750% due 1/31/16	177,523

	Total Diversified Telecommunication Services	1,486,986

Electric Utilities — 0.4%
	Edison Mission Energy, Senior Notes:
125,000	7.730% due 6/15/09	128,750
250,000	9.875% due 4/15/11	283,750
	Reliant Energy Inc., Senior Secured Notes:
250,000	9.250% due 7/15/10	251,562
200,000	9.500% due 7/15/13	201,250

	Total Electric Utilities	865,312

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         5

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Energy Equipment & Services — 0.3%
$198,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.625% due 11/1/14 (d)	$202,950
250,000	Hanover Compressor Co., Senior Notes, 9.000% due 6/1/14	270,000
200,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	204,000

	Total Energy Equipment & Services	676,950

Food & Staples Retailing — 0.2%
225,000	Jean Coutu Group (PJC) Inc., Senior Subordinated Notes, 8.500% due 8/1/14	207,563
175,000	Rite Aid Corp., Senior Secured Notes, 7.500% due 1/15/15	170,625

	Total Food & Staples Retailing	378,188

Food Products — 0.4%
125,000	Del Monte Corp., Senior Subordinated Notes, 8.625% due 12/15/12	132,656
200,000	Doane Pet Care Co., Senior Notes, 10.750% due 3/1/10	217,500
250,000	Dole Food Co. Inc., Debentures, 8.750% due 7/15/13	246,875
125,000	Pinnacle Foods Holding Corp., Senior Subordinated Notes, 8.250% due 12/1/13	124,375
90,000	United Agri Products Inc., Senior Notes, 8.250% due 12/15/11	94,050

	Total Food Products	815,456

Health Care Providers & Services — 0.9%
225,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12	219,094
225,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	227,250
200,000	Extendicare Health Services Inc., Senior Subordinated Notes, 6.875% due 5/1/14	207,000
	HCA Inc.:
200,000	Debentures, 7.050% due 12/1/27	183,432
250,000	Notes, 6.375% due 1/15/15	244,569
375,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	376,875
100,000	National Mentor Inc., Senior Subordinated Notes, 9.625% due 12/1/12	113,500
375,000	Tenet Healthcare Corp., Senior Notes, 9.875% due 7/1/14	381,562

	Total Health Care Providers & Services	1,953,282

Hotels, Restaurants & Leisure — 1.8%
125,000	AMF Bowling Worldwide Inc., Senior Subordinated Notes, 10.000% due 3/1/10	128,750
175,000	Boyd Gaming Corp., Senior Subordinated Notes, 7.750% due 12/15/12	184,187
225,000	Carrols Corp., Senior Subordinated Notes, 9.000% due 1/15/13	227,250
250,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (d)	252,500
350,000	Cinemark Inc., Senior Discount Notes, step bond to yield 9.008% due 3/15/14	269,500
	Gaylord Entertainment Co., Senior Notes:
25,000	8.000% due 11/15/13	26,188
125,000	6.750% due 11/15/14	122,500
125,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14	125,313
225,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14	223,312
70,000	Kerzner International Ltd., Senior Subordinated Notes, 6.750% due 10/1/15	74,025
250,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15	241,250
500,000	MGM MIRAGE Inc., Senior Notes, 6.750% due 9/1/12	501,875

See Notes to Financial Statements.

6         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Hotels, Restaurants & Leisure — 1.8% (continued)
$200,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	$199,750
250,000	Penn National Gaming Inc., Senior Subordinated Notes, 6.750% due 3/1/15	251,250
200,000	Pinnacle Entertainment Inc., Senior Subordinated Notes, 8.250% due 3/15/12	210,500
125,000	Riddell Bell Holdings Inc., Senior Subordinated Notes, 8.375% due 10/1/12	126,562
200,000	Scientific Games Corp., Senior Subordinated Notes, 6.250% due 12/15/12	196,750
	Six Flags Inc., Senior Notes:
200,000	9.750% due 4/15/13	202,500
25,000	9.625% due 6/1/14	25,313
375,000	Station Casinos Inc., Senior Subordinated Notes, 6.875% due 3/1/16	378,750

	Total Hotels, Restaurants & Leisure	3,968,025

Household Durables — 0.2%
125,000	Interface Inc., Senior Notes, 10.375% due 2/1/10	137,500
225,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	235,125
125,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14	131,250

	Total Household Durables	503,875

Independent Power Producers & Energy Traders — 0.8%
	AES Corp., Senior Notes:
375,000	9.375% due 9/15/10	410,625
25,000	8.875% due 2/15/11	27,063
275,000	Calpine Corp., Second Priority Senior Secured Notes, 8.500% due 7/15/10 (c)(d)	253,687
	Dynegy Holdings Inc.:
200,000	Senior Debentures, 7.625% due 10/15/26	184,000
500,000	Senior Notes, 6.875% due 4/1/11	485,000
	NRG Energy Inc., Senior Notes:
75,000	7.250% due 2/1/14	76,406
225,000	7.375% due 2/1/16	230,344

	Total Independent Power Producers & Energy Traders	1,667,125

Industrial Conglomerates — 0.2%
125,000	Blount Inc., Senior Subordinated Notes, 8.875% due 8/1/12	130,625
200,000	KI Holdings Inc., Senior Discount Notes, step bond to yield 9.995% due 11/15/14	146,000
75,000	Park-Ohio Industries Inc., Senior Subordinated Notes, 8.375% due 11/15/14	71,063

	Total Industrial Conglomerates	347,688

Insurance — 0.2%
500,000	Stingray Pass-Through Trust Certificates, Medium-Term Notes, 5.902% due 1/12/15 (d)	481,223

Internet & Catalog Retail — 0.1%
175,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	174,563

IT Services — 0.3%
425,000	Iron Mountain Inc., Senior Subordinated Notes, 8.625% due 4/1/13	444,125
225,000	Unisys Corp., Senior Notes, 6.875% due 3/15/10	219,937

	Total IT Services	664,062

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         7

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Machinery — 0.3%
$125,000	Invensys PLC, Senior Notes, 9.875% due 3/15/11 (d)	$133,438
125,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	137,500
300,000	Terex Corp., Senior Subordinated Notes, 7.375% due 1/15/14	309,000

	Total Machinery	579,938

Media — 2.1%
50,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (d)	51,875
225,000	Cadmus Communications Corp., Senior Subordinated Notes, 8.375% due 6/15/14	227,250
497,000	CCH I LLC, Senior Secured Notes, 11.000% due 10/1/15	415,616
225,000	Charter Communications Holdings II LLC/Charter Communications Holdings II Capital Corp., Senior Notes, 10.250% due 9/15/10	222,187
225,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (d)	225,562
	CSC Holdings Inc.:
75,000	Debentures, Series B, 8.125% due 8/15/09	77,813
125,000	Senior Debentures, 7.625% due 7/15/18	124,219
250,000	Senior Notes, Series B, 8.125% due 7/15/09	259,687
	Dex Media Inc., Discount Notes:
75,000	Step bond to yield 6.822% due 11/15/13	63,750
370,000	Step bond to yield 7.648% due 11/15/13	314,500
	DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., Senior Notes:
81,000	8.375% due 3/15/13	86,873
375,000	6.375% due 6/15/15	372,187
375,000	EchoStar DBS Corp., Senior Notes, 6.625% due 10/1/14	364,219
50,000	Intelsat Subsidiary Holding Co. Ltd., Senior Notes, 9.614% due 1/15/12 (b)	51,063
325,000	LodgeNet Entertainment Corp., Senior Subordinated Debentures, 9.500% due 6/15/13	352,625
75,000	Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Notes, 11.000% due 7/15/13	80,250
	R.H. Donnelley Corp.:
	Senior Discount Notes:
50,000	Series A-1, 6.875% due 1/15/13 (d)	47,000
75,000	Series A-2, 6.875% due 1/15/13 (d)	70,500
125,000	Senior Notes, Series A-3, 8.875% due 1/15/16 (d)	130,625
200,000	Salem Communications Holding Corp., Senior Subordinated Notes Series B, 9.000% due 7/1/11	210,500
175,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12	179,375
375,000	Vertis Inc., Senior Secured Second Lien Notes, 9.750% due 4/1/09	386,250
225,000	Yell Finance BV, Senior Notes, 10.750% due 8/1/11	242,156

	Total Media	4,556,082

Metals & Mining — 0.2%
125,000	Aleris International Inc., Senior Secured Notes, 10.375% due 10/15/10	138,437
200,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (d)	198,296
125,000	Vale Overseas Ltd., Notes 6.250% due 1/11/16	123,594

	Total Metals & Mining	460,327

See Notes to Financial Statements.

8         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Multiline Retail — 0.1%
$100,000	Harry & David Operations, Senior Notes, 9.000% due 3/1/13	$96,000
75,000	Neiman Marcus Group Inc., Senior Subordinated Notes, 10.375% due 10/15/15 (d)	80,063

	Total Multiline Retail	176,063

Oil, Gas & Consumable Fuels — 1.4%
	Chesapeake Energy Corp., Senior Notes:
50,000	6.375% due 6/15/15	49,438
375,000	6.875% due 1/15/16	379,687
	El Paso Corp., Medium-Term Notes:
375,000	7.375% due 12/15/12	383,437
300,000	7.750% due 1/15/32	303,750
250,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	250,000
475,000	Petronas Capital Ltd., Notes 7.875% due 5/22/22 (d)	565,564
200,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	202,000
250,000	Vintage Petroleum Inc., Senior Subordinated Notes, 7.875% due 5/15/11	260,030
500,000	Williams Cos. Inc., Notes, 8.750% due 3/15/32	587,500

	Total Oil, Gas & Consumable Fuels	2,981,406

Paper & Forest Products — 0.3%
	Appleton Papers Inc.:
100,000	Senior Notes, 8.125% due 6/15/11	101,000
125,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	124,688
225,000	Boise Cascade, LLC, Senior Subordinated Notes, Series B, 7.125% due 10/15/14	217,687
200,000	Buckeye Technologies Inc., Senior Notes, 8.500% due 10/1/13	202,500

	Total Paper & Forest Products	645,875

Personal Products — 0.1%
200,000	Playtex Products Inc., Senior Subordinated Notes, 9.375% due 6/1/11	210,000

Pharmaceuticals — 0.1%
125,000	Warner Chilcott Corp., Senior Subordinated Notes, 9.250% due 2/1/15 (d)	124,688

Real Estate — 0.6%
175,000	Felcor Lodging LP, Senior Notes, 9.000% due 6/1/11	192,500
425,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13	434,563
425,000	iStar Financial Inc., Senior Notes, 5.150% due 3/1/12	408,370
250,000	MeriStar Hospitality Corp., Senior Notes, 9.125% due 1/15/11	290,625

	Total Real Estate	1,326,058

Semiconductors & Semiconductor Equipment — 0.2%
400,000	Amkor Technology Inc., Senior Notes, 9.250% due 2/15/08	410,000

Specialty Retail — 0.3%
225,000	CSK Auto Inc., Senior Subordinated Notes, 7.000% due 1/15/14	215,437
125,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	125,000
100,000	Finlay Fine Jewelry Corp., Senior Notes, 8.375% due 6/1/12	88,375

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         9

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Specialty Retail — 0.3% (continued)
$225,000	Jafra Cosmetics International Inc., Senior Subordinated Notes, 10.750% due 5/15/11	$246,094

	Total Specialty Retail	674,906

Textiles, Apparel & Luxury Goods — 0.4%
225,000	Collins & Aikman Floor Covering Inc., Senior Subordinated Notes, Series B, 9.750% due 2/15/10	213,750
	Levi Strauss & Co., Senior Notes:
25,000	9.280% due 4/1/12 (b)	26,000
25,000	12.250% due 12/15/12	28,531
275,000	9.750% due 1/15/15	290,813
125,000	Oxford Industries Inc., Senior Notes, 8.875% due 6/1/11	129,375
100,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14	97,250
50,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	32,250

	Total Textiles, Apparel & Luxury Goods	817,969

Wireless Telecommunication Services — 0.5%
250,000	American Tower Corp., Senior Notes, 7.125% due 10/15/12	261,250
125,000	Centennial Communications Corp., Senior Notes, 10.125% due 6/15/13	137,187
75,000	Centennial Communications Corp./Centennial Cellular Operating Co. LLC/Centennial Puerto Rico Operations Corp., Senior Notes, 8.125% due 2/1/14	76,875
125,000	IWO Holdings Inc., Secured Notes, 8.350% due 1/15/12 (b)	130,781
130,000	SBA Communications Corp., Senior Notes, 8.500% due 12/1/12	144,950
125,000	UbiquiTel Operating Co., Senior Notes, 9.875% due 3/1/11	137,188
175,000	US Unwired Inc., Second Priority Secured Notes, Series B, 10.000% due 6/15/12	197,094

	Total Wireless Telecommunication Services	1,085,325

	TOTAL CORPORATE BONDS & NOTES (Cost — $47,916,224)	47,157,348

ASSET-BACKED SECURITIES — 14.6%
Home Equity — 14.6%
	Aegis Asset-Backed Securities Trust:
217,601	Series 2004-5N, 5.000% due 12/25/34 (d)	215,833
560,017	Series 2004-6N, 4.750% due 3/25/35 (d)	557,042
146,678	Series 2005-1N, Class N1, 4.250% due 3/25/35 (d)	146,431
	Ameriquest Mortgage Securities Inc.:
1,500,000	Series 2004-R08, Class M10, 7.318% due 9/25/34 (b)(d)	1,416,940
3,000,000	Series 2004-R1, Class M10, 7.475% due 2/25/34 (b)(d)	2,927,520
2,000,000	Argent Securities Inc., Series 2004-W8, Class M10, 8.318% due 5/25/34 (b)	1,973,502
196,378	Countrywide Asset-Backed Certificates, Series 2004-11N, Class N, 5.250% due 4/25/36 (d)	195,777
3,000,000	Fremont Home Loan Trust, Series 2004-D, Class M5, 5.818% due 11/25/34 (b)	3,024,747
	GSAMP Trust:
1,500,000	Series 2004-OPT, Class B1, 6.418% due 11/25/34 (b)	1,509,997
180,353	Series 2005-OPTN, 5.000% due 11/25/34 (c)	179,088
5,604,750	Lehman XS Trust, Series 2005-1, Class 2A2, 4.660% due 7/25/35 (b)(e)	5,499,533

See Notes to Financial Statements.

10         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Home Equity — 14.6% (continued)
$757,184	Long Beach Asset Holdings Corp., Series 2004-06, Class N2, 7.500% due 11/25/34 (d)	$537,601
113,805	Merrill Lynch Mortgage Investors Inc., Series 2005-WM1N, Class N1, 5.000% due 9/25/35 (d)	112,967
	Morgan Stanley Asset Backed Securities Capital I:
2,000,000	Series 2004-HE9, Class M6, 6.068% due 11/25/34 (b)	2,024,982
1,000,000	Series 2004-OP1, Class M5, 5.868% due 11/25/34 (b)	1,014,867
	Novastar Home Equity Loan:
1,500,000	Series 2004-4, Class M4, 5.918% due 3/25/35 (b)	1,506,911
2,000,000	Series 2005-2, Class M11, 7.818% due 10/25/35 (b)	1,756,551
1,500,000	Option One Mortgage Loan Trust, Series 2004-2, Class M7, 8.318% due 5/25/34 (b)	1,456,738
2,000,000	Park Place Securities Inc., Series 2004-WWF1, Class M4, 5.918% due 2/25/35 (b)	2,028,664
350,556	Park Place Securities NIM Trust, Series 2005-WHQ2, Class A, 5.192% due 5/25/35 (d)	348,453
	Sail NIM Notes:
130,037	Series 2004-002A, Class A, 5.500% due 3/27/34 (d)	126,202
300,171	Series 2004-010A, Class B, 7.000% due 11/27/34 (d)	285,315
	Series 2004-BN2A:
91,703	Class A, 5.000% due 12/27/34 (d)	91,518
274,967	Class B, 7.000% due 12/27/34 (d)	249,497
294,397	Series 2005-1A, Class B, 7.500% due 2/27/35 (d)	284,282
2,260,000	Structured Asset Investment Loan Trust, Series 2004-9, Class M4, 6.118% due 10/25/34 (b)	2,277,569

	TOTAL ASSET-BACKED SECURITIES (Cost — $31,822,705)	31,748,527

MORTGAGE-BACKED SECURITIES — 17.5%
FHLMC — 9.6%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
1,134,026	7.000% due 6/1/17	1,167,616
802,418	6.500% due 8/1/29	822,178
2,837,864	6.000% due 2/1/33 (e)	2,843,185
6,678,360	6.500% due 11/1/34 (e)	6,810,407
9,239,414	5.500% due 6/1/35 (e)	9,026,700

	TOTAL FHLMC	20,670,086

FNMA — 7.9%
	Federal National Mortgage Association (FNMA):
481,495	5.500% due 1/1/14	480,140
2,033,855	7.000% due 10/1/18-6/1/32	2,103,136
5,645,513	6.000% due 5/1/33 (e)	5,650,299
9,165,067	5.500% due 4/1/35 (e)	8,951,656

	TOTAL FNMA	17,185,231

	TOTAL MORTGAGE-BACKED SECURITIES (Cost — $38,984,055)	37,855,317

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         11

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 14.9%
$410,000	American Home Mortgage Investment Trust, Series 2005-4, Class M3, 5.618% due 11/25/45 (b)	$410,125
	Federal Home Loan Mortgage Corp. (FHLMC):
7,108,499	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23 (e)	1,220,036
7,704,559	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22 (e)	1,376,427
16,224,150	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26 (e)	1,608,141
15,484,713	Series 2684, Class PI, PAC, IO, 5.000% due 5/15/23 (e)	779,028
11,583,552	Series 2777, Class PI, PAC, IO, 5.000% due 5/15/24	829,136
7,033,571	Series 2839, Class TX, PAC, IO, 5.000% due 1/15/19 (e)	1,046,184
7,543,000	Series 2866, Class IC, PAC, IO, 5.000% due 1/15/24 (e)	896,847
2,225,920	Series 2927, Class 0Q, PAC-1, IO, 5.000% due 8/15/19	107,634
	Federal National Mortgage Association (FNMA):
6,892,454	Series 339, Class 30, IO, 5.500% due 7/1/18	1,262,692
16,312,722	Strip, Series 337, Class 2, IO, 5.000% due 7/1/33 (e)	3,939,431
145,330	Homestar NIM Trust, Series 2004-6, Class A1, 5.500% due 1/25/35 (c)	145,262
5,469,984	Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.451% due 10/25/35 (b)(e)	5,400,107
	Structured Asset Securities Corp.:
855,552	Series 1998-2, Class M1, 5.918% due 2/25/28 (b)	859,193
292,016	Series 1998-3, Class M1, 5.818% due 3/25/28 (b)	292,283
582,342	Series 1998-8, Class M1, 5.758% due 8/25/28 (b)	582,853
11,301,857	Series 2005-RF3, Class 2A, 5.222% due 6/25/35 (b)(d)	11,471,384

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $30,649,971)	32,226,763

SOVEREIGN BONDS — 14.9%
Argentina — 0.6%
	Republic of Argentina:
200,000EUR	9.000% due 6/20/03 (c)	72,221
575,000DEM	9.000% due 9/19/03 (c)	107,055
400,000EUR	10.250% due 1/26/07 (c)	155,973
730,625	4.889% due 8/3/12 (b)	680,130
	GDP Linked Securities:
275,000EUR	0.000% due 12/15/35 (b)	30,375
270,000	0.000% due 12/15/35 (b)	24,840
50,385ARS	0.000% due 12/15/35 (b)	1,506
475,000EUR	Medium-Term Notes, 7.000% due 3/18/04 (c)	178,011
90,000	Par Bonds, 1.330% due 12/31/38	34,178

	Total Argentina	1,284,289

Brazil — 2.9%
	Federative Republic of Brazil:
	Collective Action Securities:
1,000,000	8.000% due 1/15/18	1,083,000
675,000	8.750% due 2/4/25	776,250
4,435,376	DCB, Series L, 5.250% due 4/15/12 (b)	4,434,267

	Total Brazil	6,293,517

See Notes to Financial Statements.

12         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Bulgaria — 0.2%
305,000	Republic of Bulgaria, 8.250% due 1/15/15 (d)	$357,613

Chile — 0.2%
450,000	Republic of Chile, 5.500% due 1/15/13	450,711

China — 0.1%
170,000	People’s Republic of China, 4.750% due 10/29/13	163,255

Colombia — 0.8%
	Republic of Colombia:
1,275,000	10.750% due 1/15/13	1,587,375
75,000	Medium-Term Notes, 11.750% due 2/25/20	106,950

	Total Colombia	1,694,325

Ecuador — 0.3%
725,000	Republic of Ecuador, step bond to yield 7.325% due 8/15/30 (d)	733,156

El Salvador — 0.3%
	Republic of El Salvador:
500,000	7.750% due 1/24/23 (d)	556,250
90,000	8.250% due 4/10/32 (d)	102,150

	Total El Salvador	658,400

Indonesia — 0.1%
125,000	Republic of Indonesia, 8.500% due 10/12/35 (d)	139,606

Malaysia — 0.2%
375,000	Federation of Malaysia, 7.500% due 7/15/11	408,105

Mexico — 2.8%
	United Mexican States:
165,000	11.375% due 9/15/16	232,856
2,650,000	8.125% due 12/30/19	3,121,700
	Medium-Term Notes:
870,000	5.625% due 1/15/17	843,465
	Series A:
959,000	6.375% due 1/16/13	985,852
745,000	8.000% due 9/24/22	873,513

	Total Mexico	6,057,386

Panama — 0.5%
	Republic of Panama:
100,000	7.250% due 3/15/15	106,375
261,000	6.700% due 1/26/36	260,739
859,073	PDI, 5.563% due 7/17/16 (b)	846,186

	Total Panama	1,213,300

Peru — 0.8%
	Republic of Peru:
10,000	9.875% due 2/6/15	11,850
185,000	8.750% due 11/21/33	206,506
1,164,000	FLIRB, 5.000% due 3/7/17 (b)	1,102,890

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         13

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Peru — 0.8% (continued)
	Global Bonds:
80,000	8.375% due 5/3/16	$87,000
350,000	7.350% due 7/21/25	344,663

	Total Peru	1,752,909

Philippines — 0.7%
	Republic of the Philippines:
125,000	8.250% due 1/15/14	135,703
1,060,000	9.875% due 1/15/19	1,277,274
50,000	10.625% due 3/16/25	64,906
100,000	9.500% due 2/2/30	118,875

	Total Philippines	1,596,758

Poland — 0.2%
365,000	Republic of Poland, 5.250% due 1/15/14	359,306

Russia — 1.8%
	Russian Federation:
320,000	8.250% due 3/31/10 (d)	338,600
1,075,000	11.000% due 7/24/18 (d)	1,542,625
765,000	12.750% due 6/24/28 (d)	1,367,437
675,000	Step bond to yield 5.000% due 3/31/30 (d)	739,758

	Total Russia	3,988,420

South Africa — 0.2%
	Republic of South Africa:
125,000	9.125% due 5/19/09	137,344
375,000	6.500% due 6/2/14	393,281

	Total South Africa	530,625

Turkey — 1.1%
	Republic of Turkey:
300,000	7.250% due 3/15/15	313,500
425,000	7.000% due 6/5/20	431,375
250,000	11.875% due 1/15/30	387,812
1,020,000	Collective Action Securities, Notes, 9.500% due 1/15/14	1,208,700

	Total Turkey	2,341,387

Ukraine — 0.2%
335,000	Republic of Ukraine, 7.650% due 6/11/13 (d)	351,750

Uruguay — 0.2%
	Republic of Uruguay, Benchmark Bonds:
175,000	7.250% due 2/15/11	183,094
250,000	7.500% due 3/15/15	261,875

	Total Uruguay	444,969

Venezuela — 0.7%
	Bolivarian Republic of Venezuela:
100,000	5.375% due 8/7/10 (d)	96,875

See Notes to Financial Statements.

14         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Face Amount†	Security	Value

Venezuela — 0.7% (continued)
175,000	7.650% due 4/21/25	$189,438
	Collective Action Securities:
675,000	3.090% due 4/20/11 (b)(d)	679,556
500,000	10.750% due 9/19/13	623,876

	Total Venezuela	1,589,745

	TOTAL SOVEREIGN BONDS (Cost — $31,077,558)	32,409,532

Warrant
Warrants — 0.1%
1,250	Bolivarian Republic of Venezuela, Expires 4/15/20*	42,500
7,000	United Mexican States, Series XW5, Expires 11/9/06*	22,750
5,500	United Mexican States, Series XW10, Expires 10/10/06*	29,150
5,000	United Mexican States, Series XW20, Expires 9/1/06*	40,000

	TOTAL WARRANTS (Cost — $90,250)	134,400

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $192,334,361)	193,469,329

Face Amount
SHORT-TERM INVESTMENT — 10.7%
Repurchase Agreement — 10.7%
$23,252,000	Merrill Lynch, Pierce, Fenner & Smith Inc. tri-party repurchase agreement dated 3/31/06, 4.790% due 4/3/06; Proceeds at maturity — $23,261,281; (Fully collateralized by Federal National Mortgage Association Notes, 5.300% due 2/22/11; Market value — $23,717,522) (Cost — $23,252,000)	23,252,000

	TOTAL INVESTMENTS — 100.0% (Cost — $215,586,361#)	$216,721,329

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Participation interest was acquired through the financial institution indicated parenthetically.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2006.
(c)	Security is currently in default.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(e)	All or a portion of this security is segregated for reverse repurchase agreements and/or swap contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARS	— Argentine Peso
DCB	— Debt Conversion Bond
DEM	— German Mark
EUR	— Euro
FLIRB	— Front-Loaded Interest Reduction Bonds
GDP	— Gross Domestic Product
IO	— Interest Only
MXN	— Mexican Peso
NIM	— Net Interest Margin
PAC	— Planned Amortization Cost
PDI	— Past Due Interest

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         15

Statement of Assets and Liabilities (March 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $192,334,361)	$193,469,329
Repurchase agreement, at value (Cost — $23,252,000)	23,252,000
Deposits with brokers for reverse repurchase agreement	8,847,643
Unrealized appreciation on swaps	3,262,256
Interest receivable	2,166,978
Interest receivable for open swap contracts (Note 3)	1,222,223
Receivable for securities sold	217,213
Prepaid expenses	21,781

Total Assets	232,459,423

LIABILITIES:
Payable for open reverse repurchase agreements (Notes 1 and 3)	68,098,000
Interest payable for open swap contracts (Note 3)	1,061,278
Interest payable for open reverse repurchase agreements (Note 3)	228,306
Due to custodian	174,853
Investment management fee payable	146,980
Directors’ fees payable	4,825
Accrued expenses	92,438

Total Liabilities	69,806,680

Total Net Assets	$162,652,743

NET ASSETS:
Par value ($0.001 par value; 8,323,434 shares issued and outstanding; 100,000,000 shares authorized)	$8,323
Paid-in capital in excess of par value	158,195,188
Overdistributed net investment income	(15,129)
Accumulated net realized gain on investments and foreign currency transactions	67,209
Net unrealized appreciation on investments, swap contracts and foreign currencies	4,397,152

Total Net Assets	$162,652,743

Shares Outstanding	8,323,434

Net Asset Value	$19.54

See Notes to Financial Statements.

16         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Statement of Operations (For the six months ended March 31, 2006) (unaudited)

INVESTMENT INCOME:
Interest	$6,867,690

EXPENSES:
Interest expense (Note 3)	1,485,080
Investment management fee (Note 2)	860,300
Directors’ fees	38,136
Audit and tax	33,500
Legal fees	27,318
Shareholder reports	25,414
Custody fees	17,074
Transfer agent fees	11,481
Stock exchange listing fees	7,636
Insurance	328
Miscellaneous expenses	2,840

Total Expenses	2,509,107
Less: Fee waivers and/or expense reimbursements (Note 2)	(3,564)

Net Expenses	2,505,543

Net Investment Income	4,362,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,267,960
Swap contracts	110,371
Foreign currency transactions	(4,381)

Net Realized Gain	1,373,950

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,648,409)
Swap contracts	1,841,656
Foreign currencies	122

Change in Net Unrealized Appreciation/Depreciation	193,369

Net Gain on Investments, Swap Contracts and Foreign Currency Transactions	1,567,319

Increase in Net Assets From Operations	$5,929,466

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         17

Statements of Changes in Net Assets

For the six months ended March 31, 2006 (unaudited) and the period ended September 30, 2005†

	2006	2005
OPERATIONS:
Net investment income	$4,362,147	$7,148,395
Net realized gain (loss)	1,373,950	(453,447)
Change in net unrealized appreciation/depreciation	193,369	4,203,783

Increase in Net Assets From Operations	5,929,466	10,898,731

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,369,803)	(7,036,900)
Net realized gains	(973,009)	—
Paid-in capital	—	(407,388)

Decrease in Net Assets From Distributions to Shareholders	(5,342,812)	(7,444,288)

FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (8,200,000 shares issued, net of $328,000 offering cost)	—	156,292,000
Proceeds from shares issued on reinvestment of distributions (118,188 shares issued)	—	2,219,646

Increase in Net Assets From Fund Share Transactions	—	158,511,646

Increase in Net Assets	586,654	161,966,089
NET ASSETS:
Beginning of period	162,066,089	100,000

End of period*	$162,652,743	$162,066,089

* Includes overdistributed net investment income of:	$(15,129)	$(7,473)

†	For the period October 26, 2004 (commencement of operations) to September 30, 2005.

See Notes to Financial Statements.

18         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Statement of Cash Flows (For the six months ended March 31, 2006) (unaudited)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$10,398,146
Operating expenses paid	(1,015,283)
Net purchases of short-term investments	(19,548,000)
Realized loss on foreign currency transactions	(4,381)
Realized gain on swap contracts	110,371
Net change in unrealized appreciation on foreign currencies	122
Purchases of long-term investments	(37,219,407)
Proceeds from disposition of long-term investments	63,087,018
Change in payable for open forward currency contracts	(101)
Change in payable on interest rate swap contracts	(1,238,849)
Interest paid	(1,419,818)

Net Cash Flows Provided By Operating Activities	13,149,818

CASH FLOWS USED BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(5,342,812)
Deposits with brokers for reverse repurchase agreement	(8,151,643)

Net Cash Flows Used by Financing Activities	(13,494,455)

NET DECREASE IN CASH	(344,637)
Cash, Beginning of period	169,784

Cash, End of period	$(174,853)

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$5,929,466

Accretion of discount on investments	(208,052)
Amortization of premium on investments	2,413,766
Decrease in investments, at value	8,292,753
Decrease in payable for securities purchased	(5,236,316)
Decrease in interest receivable	1,324,742
Decrease in interest rate swap contracts payable	(1,238,849)
Decrease in receivable for securities sold	1,801,967
Decrease in payable for open forward currency contracts	(101)
Increase in prepaid expenses	(13,700)
Increase in interest payable	65,262
Increase in accrued expenses	18,880

Total Adjustments	7,220,352

Net Cash Flows Provided By Operating Activities	$13,149,818

See Notes to Financial Statements.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         19

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2006(1)	2005(2)
Net Asset Value, Beginning of Period	$19.47	$19.06 (3)

Income From Operations:
Net investment income	0.52	0.86
Net realized and unrealized gain	0.19	0.45

Total Income From Operations	0.71	1.31

Less Distributions From:
Net investment income	(0.52)	(0.85)
Net realized gains	(0.12)	—
Paid-in capital	—	(0.05)

Total Distributions	(0.64)	(0.90)

Net Asset Value, End of Period	$19.54	$19.47

Market Price, End of Period	$17.20	$17.16

Total Return(4)	3.73%	7.06%

Total Return, Based on Market Price Per Share(4)	4.08%	(9.82)%

Net Assets, End of Period (000s)	$162,653	$162,066

Ratios to Average Net Assets:
Gross expenses(5)	3.11%	1.65%
Gross expenses, excluding interest expense(5)	1.27	1.07
Net expenses(5)(6)	3.10	1.65
Net expenses, excluding interest expense(5)(6)	1.26	1.07
Net investment income(5)	5.40	4.94

Portfolio Turnover Rate	16%	46%

(1)	For the six months ended March 31, 2006 (unaudited).
(2)	For the period October 26, 2004 (commencement of operations) to September 30, 2005.
(3)	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
(4)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Salomon Brothers Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

(d) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(e) Swaps Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

22         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

2.	Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Salomon Brothers Asset Management Inc (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

In connection with the Manager’s service as investment manager to the Fund, Legg Mason International Equities Limited (“LMIE”) formerly known as Citigroup Asset Management Ltd., provides certain advisory services to the Manager relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund pursuant to a sub-advisory consulting agreement. The Manager pays LMIE, a fee for its services at no additional expense to the Fund.

Prior to December 1, 2005 and under the new Investment Management Agreement, the Fund paid the Manager a monthly fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings.

At March 31, 2006, Citigroup Financial Products Inc. held 5,246 shares of the Fund.

During the six months ended March 31, 2006, the Manager waived fees in the amount of amounting $3,564.

Certain officers and/or directors of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$19,460,660	$12,522,431

Sales	58,336,678	2,815,141

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$4,526,256
Gross unrealized depreciation	(3,391,288)

Net unrealized appreciation	$1,134,968

24         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At March 31, 2006, the Fund had the following open reverse repurchase agreements:

Face Amount	Security	Value
$ 6,778,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.690% to be repurchased at $6,804,491 on 4/6/06, collateralized by: $5,645,513 Fannie Mae, 6.000% due 5/1/33; Market value (including accrued interest) — $5,678,527	$6,778,000
1,929,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $1,936,620 on 4/6/06, collateralized by: $1,929,821 Indymac Index Mortgage Loan Trust, Series 2005-AR21, Class 4A1, 5.451% due 10/25/35; Market value (including accrued interest) — $1,913,935	1,929,000
3,638,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.320% to be repurchased at $3,652,219 on 4/6/06, collateralized by: $3,425,414 Fannie Mae, 5.500% due 4/1/35; Market value (including accrued interest) — $3,361,352	3,638,000
5,985,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.690% to be repurchased at $6,008,391 on 4/6/06, collateralized by: $5,739,653 Fannie Mae, 5.500% due 4/1/35; Market value (including accrued interest) — $5,632,310	5,985,000
3,218,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.690% to be repurchased at $3,230,577 on 4/6/06, collateralized by: $2,837,864 Freddie Mac, Gold, 6.000% due 2/1/33; Market value (including accrued interest) — $2,857,374	3,218,000
7,574,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.690% to be repurchased at $7,603,602 on 4/6/06, collateralized by: $6,678,360 Freddie Mac, Gold, 6.500% due 11/1/34; Market value (including accrued interest) — $6,846,581	7,574,000
9,650,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.690% to be repurchased at $9,687,715 on 4/6/06, collateralized by: $9,239,414 Freddie Mac, Gold, 5.500% due 6/1/35; Market value (including accrued interest) — $9,069,047	9,650,000
3,168,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $3,180,514 on 4/6/06, collateralized by: $16,312,722 Fannie Mae Interest Strip, Series 337, Class 2, IO, 5.000% due 6/1/33; Market value (including accrued interest) — $4,007,401	3,168,000
1,281,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $1,286,060 on 4/6/06, collateralized by: $7,704,559 Freddie Mac, Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22; Market value (including accrued interest) — $1,408,530	1,281,000
1,651,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $1,657,521 on 4/6/06, collateralized by: $16,224,150 Freddie Mac, Series 2645, Class IW, PAC IO, 5.000% due 7/15/26; Market value (including accrued interest) — $1,675,742	1,651,000
6,692,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $6,718,433 on 4/6/06, collateralized by: $5,604,750 Lehman XS Trust, Series 2005-1, Class 2A2, 4.660% due 7/25/35; Market value (including accrued interest) — $5,521,298	6,692,000

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

Face Amount	Security	Value
$12,717,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $12,767,232 on 4/6/06, collateralized by: $11,301,857 Structured Asset Securities Corp., Series 2005-RF3, Class 2A, 5.222% due 6/25/35; Market value (including accrued interest) — $11,520,567	$12,717,000
1,086,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $1,090,290 on 4/6/06, collateralized by: $7,108,499 Freddie Mac, Series 2638, Class DI, PAC IO, 5.000% due 5/15/23; Market value (including accrued interest) — $1,249,655	1,086,000
1,057,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $1,061,175 on 4/6/06, collateralized by: $15,484,713 Freddie Mac, Series 2684, Class PI, PAC IO, 5.000% due 5/15/23; Market value (including accrued interest) — $843,548	1,057,000
819,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $822,235 on 4/6/06, collateralized by: $7,033,571 Freddie Mac, Series 2839, Class TX, PAC IO, 5.000% due 1/15/19; Market value (including accrued interest) — $1,075,491	819,000
855,000	Reverse Repurchase Agreement with Lehman Brothers Inc., dated 3/6/06 bearing 4.740% to be repurchased at $858,377 on 4/6/06, collateralized by: $7,543,000 Freddie Mac, Series 2866, Class IC, PAC IO, 5.000% due 1/15/24; Market value (including accrued interest) — $928,276	855,000

	TOTAL REVERSE REPURCHASE AGREEMENTS (Cost — $68,098,000)	$68,098,000

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2006 were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Outstanding
$68,098,000	4.31%	$68,098,000

Interest rates on reverse repurchase agreements ranged from 3.72% to 4.74% during the six months ended March 31, 2006. Interest expense incurred on reverse repurchase agreements totaled $1,485,080.

At March 31, 2006, the Fund held the following interest rate swap contracts:

Swap Counterparty:	Barclays Bank PLC New York
Effective Date:	1/7/05
Notional Amount:	$5,000,000
Payments Made by Fund:	Fixed Rate 4.104%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/10
Unrealized Appreciation	$194,075

26         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Swap Counterparty:	Barclays Bank PLC New York
Effective Date:	1/7/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate 3.780%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/08
Unrealized Appreciation	$724,200

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$20,000,000
Payments Made by Fund:	Fixed Rate 3.778%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/07
Unrealized Appreciation	$238,826

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	1/7/05
Notional Amount:	$10,000,000
Payments Made by Fund:	Fixed Rate 4.665%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	1/7/15
Unrealized Appreciation	$479,770

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/7/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 4.655%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/7/14
Unrealized Appreciation	$872,600

Swap Counterparty:	JPMorgan Chase Bank
Effective Date:	12/9/04
Notional Amount:	$18,000,000
Payments Made by Fund:	Fixed Rate 3.994%
Payments Received by Fund:	Floating Rate (6 month LIBOR)
Termination Date:	12/9/09
Unrealized Appreciation	$752,785

At March 31, 2006, the Fund held loan participations with a total cost of $11,793,598 and a total market value of $11,937,442.

4.	Dividends Subsequent to March 31, 2006

On February 23, 2006, the Fund’s Board declared two dividends, each in the amount of $0.0875 per share, payable on April 28, 2006, and May 26, 2006 to shareholders of record on April 25, 2006, and May 23, 2006, respectively.

5.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s

28         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

6.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 5. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future. As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the funds or the ability of SBFM and its affiliates to continue to render services to the funds under their respective contracts.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

7.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and SBAM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net

Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

30         Salomon Brothers Variable Rate Strategic Fund Inc. 2006 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Salomon Brothers Variable Rate Strategic Fund Inc. (the ‘‘Fund’’), including the Fund’s independent, or non-interested, Board members (the ‘‘Independent Board Members’’), received extensive information from the Fund’s manager (the ‘‘Manager’’) to assist them in their consideration of the Fund’s management agreement (the ‘‘Management Agreement’’). This includes a variety of information about the Manager, including the advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

Board Approval of Management Agreement

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the ‘‘Transaction Agreement’’) with Legg Mason, Inc. (‘‘Legg Mason’’) under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the ‘‘Transaction’’). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreement for each CAM-advised fund overseen by the Board (the ‘‘CAM funds’’) including the Fund (each, a ‘‘Current Management Agreement’’) in accordance with the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). At meetings held on August 12, 2005, the Fund’s Board, including the Independent Board Members, unanimously approved a new management agreement between each CAM fund including the Fund, and the Manger (each, a ‘‘New Management Agreement’’) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

In anticipation of the Transaction, members of the Fund’s Board met in person on July 11, 2005 and August 12, 2005 for purposes of, among other things, considering whether it would be in the best interests of each CAM fund and its shareholders to approve the New Management Agreement between the Fund and the Fund’s Manager. At those Board meetings, and for the reasons discussed below, the Board, including a majority of the Independent Board Members, unanimously approved each New Management Agreement and unanimously recommended its approval by shareholders in order to assure continuity of investment advisory services to the CAM funds after the Transaction.

To assist the Boards in their consideration of the New Management Agreements, Legg Mason provided materials and information about Legg Mason, including its financial condition and asset management capabilities and organization, and Legg Mason and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the agreements. The additional information was provided in advance of and at the August meetings. In addition, the Independent Board Members consulted with their counsel on various occasions and received from their counsel a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board Members’ deliberations.

Salomon Brothers Variable Rate Strategic Fund Inc.         31

Board Approval of Management Agreement (unaudited) (continued)

On July 11, 2005 and August 12, 2005, members of the Boards discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM funds, including the preservation, strengthening and growth of CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction. The Independent Board Members of the Board also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July discussion and August meetings.

At the Board’s August meeting, representatives of CAM and Legg Mason made presentations to and responded to questions from the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement.

Among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (‘‘Western Asset’’), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager to CAM funds, which, among other things, may involve Western Asset, the Manager to CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to certain CAM funds, including the Fund, subject to applicable regulatory requirements;

(iii) that CAM management and Legg Mason have advised the Boards that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to each CAM fund, including the Fund and its shareholders by the Manager, including compliance services;

(iv) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing shares of CAM funds as is currently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

32         Salomon Brothers Variable Rate Strategic Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

(v) that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer CAM funds as investment products, and the potential benefits to fund shareholders from this and other third-party distribution access;

(vi) the potential benefits to CAM fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vii) that Citigroup and Legg Mason would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

(viii) the potential effects of regulatory restrictions on CAM funds if Citigroup affiliated broker-dealers remain the principal underwriters for CAM funds;

(ix) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(x) the terms and conditions of the New Management Agreement, including the differences from the Current Management Agreement, and where, applicable, the benefits of a single, uniform form of agreement covering these services;

(xi) that in July 2005 each Board had performed a full annual review of the Fund’s Current Management Agreement as required by the 1940 Act, and had determined that the Manager has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund represent reasonable compensation to the Manager in light of the nature, extent and quality of the services to be provided by the Manager, the investment performance of the Fund and the Manager, the costs of the services to be provided and the profits to be realized by the Manager and its affiliates from the relationship with the Fund, the extent to which economies of scale may be realized as the Fund grows, the reflection of these economies of scale in the fee levels for the benefit of Fund shareholders, and such other matters as the Board Members considered relevant in the exercise of their reasonable judgment;

(xii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement; and

(xiii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any of the requirements of Section 15(f) not to be met.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with their recent approval of continuance of each Current Management Agreement in addition to information provided by Legg Mason and CAM in connection with their evaluation of the terms and conditions of the New Management Agreement. The Board Members did not identify any particular information that was all-important or

Salomon Brothers Variable Rate Strategic Fund Inc.         33

Board Approval of Management Agreement (unaudited) (continued)

controlling, and each Board Member attributed different weights to the various factors. The Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each fund. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the New Management Agreements, including the New Management Agreement for the Fund, are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to each fund, and that the New Management Agreements should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided

In evaluating the nature, quality and extent of the services to be provided by the Manager under the New Management Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the Manager; the potential implications of regulatory restrictions on the CAM funds following the Transaction; the ability of the Manager to perform its duties after the Transaction, taking into account, where the CAM fund currently has a subadviser, the delegation of certain duties to the subadviser; and any anticipated changes to the current investment and other practices of the CAM funds. The Board Members considered Legg Mason’s advice that, after the closing of the Transaction, Legg Mason intends to review all aspects of the Funds’ operations (including equity, fixed income and money market fund operations). The Board Members considered Legg Mason’s advice that it intends to combine the fixed income investment operations of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries. The Board Members noted that Western Asset is an experienced and respected institutional asset manager that focuses on managing fixed income assets on behalf of institutional separate accounts, retirement plans and other institutional investors, including mutual funds. The Board Members further noted that, as of June 30, 2005, Western Asset managed approximately $230 billion in assets on behalf of its clients. The Board Members considered Legg Mason’s advice that, after the closing of the sale, Legg Mason will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager and, in relevant cases, Citigroup Asset Management Limited (the ‘‘Subadviser’’) to the CAM funds, which, among other things, may involve Western Asset, the Manager and, in relevant cases, the Subadviser to the CAM funds sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources. The Board Members also considered Legg Mason’s advice that it is expected that the combination processes described above will result in additional changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board consent and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place. The Board Members also considered Legg Mason’s advice that, in the future, Legg Mason may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements.

34         Salomon Brothers Variable Rate Strategic Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

The Board Members were advised that if Citigroup-affiliated broker-dealers remain the CAM funds’ principal underwriters, the CAM funds would continue to be subject to restrictions concerning certain transactions involving Citigroup affiliates (for example, transactions with a Citigroup broker-dealer acting as principal) absent regulatory relief or clarification.

Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction was not expected to adversely affect the nature and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that, in addition to the changes previously described, it is expected that there will be other changes in personnel following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board Members noted that if current portfolio managers or other personnel cease to be available, each Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason has indicated that it could potentially make available to the Manager additional portfolio management resources in the event of loss of CAM personnel for particular investment disciplines. Accordingly, the Board Members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the CAM funds under the New Management Agreements.

Costs of Services Provided and Profitability

In evaluating the costs of the services to be provided by the Manager under the New Management Agreements and the profitability to the Manager of their relationships with the Fund, the Board Members considered, among other things, whether advisory and administrative (or management) fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from CAM management and Legg Mason, the Board Members determined that the Transaction would not increase the fees payable for advisory and administrative (or management) services and that overall CAM fund expenses were not expected to increase materially as a result of the Transaction. The Board Members noted that it was not possible to predict how the Transaction would affect the Manager’s profitability from its relationship with the CAM funds, but that they had been satisfied in their most recent review of the Current Management Agreements, including the Fund’s Current Management Agreement, that the Manager’s level of profitability from its relationship with the Fund was not excessive. It was noted that in conjunction with that review, the Board Members had obtained an independent accountant’s review of the methodology used to determine the Manager’s profitability. The Board Members concluded that, overall, they were satisfied that currently, the Manager’s level of profitability from its relationship with each CAM fund, including, the Fund, was not excessive.

Salomon Brothers Variable Rate Strategic Fund Inc.         35

Board Approval of Management Agreement (unaudited) (continued)

The Board Members noted that they expect to receive Manager profitability information on an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fall-Out Benefits

In evaluating the fall-out benefits to be received by the Manager under the New Management Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Management Agreements. Based on their review of the materials provided, including materials received in connection with their recent approval of the continuance of each Current Management Agreement, and their discussions with CAM management, Legg Mason and Western Asset, the Board Members determined that those benefits could include increased ability for Legg Mason to distribute shares of its funds and other investment products and to obtain research services using the CAM funds’ portfolio transaction brokerage. The Board Members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Fees and Economies of Scale

In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from CAM management and Legg Mason, the Board Members determined that as a result of the Transaction, each CAM fund’s total advisory and administrative fees would not increase. The Board Members noted that in conjunction with their most recent deliberations concerning the Current Management Agreements, advisory or management fee reductions and fee breakpoints had been implemented for certain funds, and that after taking those reductions and breakpoints into account, the Board Members had determined that the total fees for advisory and administrative services for many CAM funds were reasonable in light of the services provided and that CAM management had already initiated or would be taking steps to address the Board Members’ concerns regarding the fee levels of other CAM funds. It was noted that in conjunction with the recent review of the Current Management Agreements, the Board Members had received, among other things, a report from Lipper, Inc. (‘‘Lipper’’) comparing each CAM fund’s fees, expenses and performance to those of a peer group for that CAM fund selected by Lipper, and information as to the fees charged by the Manager to other registered investment company clients for investment management services. The Board Members concluded that because the advisory and administrative fees for each CAM fund were not expected to increase as a result of the Transaction, each CAM fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time. The Board Members recognized that Legg Mason may realize economies of scale from the Transaction based on certain consolidations and synergies of operations.

36         Salomon Brothers Variable Rate Strategic Fund Inc.

Board Approval of Management Agreement (unaudited) (continued)

Investment Performance

The Board Members noted that investment performance for many CAM funds was satisfactory or better, and that CAM management had already implemented or undertaken to implement steps to address investment performance in other CAM funds. Following the closing of the Transaction, these steps may include combining certain CAM operations with those of certain Legg Mason subsidiaries. The Boards noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the CAM funds, including the Fund.

Salomon Brothers Variable Rate Strategic Fund Inc.         37

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 16, 2005, a Special Meeting of Shareholders was held to approve a new management and sub-advisory agreements. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Item Voted on	Votes For	Votes Against	Abstentions
Management Agreement	3,661,542	453,603	328,981
Sub-Advisory Agreement	3,598,859	306,216	525,972

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of the Fund was held on January 27, 2006 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees:	Votes For	Votes Withheld
Carol L. Colman	7,920,585	142,442
Daniel P. Cronin	7,923,824	139,203
Leslie H. Gelb	7,918,536	144,491
R. Jay Gerken	7,921,002	142,025
William R. Hutchinson	7,920,639	142,388
Riordan Roett	7.919,682	143,345
Jeswald W. Salacuse	7,922,294	140,733

38         Salomon Brothers Variable Rate Strategic Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST, as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal

Salomon Brothers Variable Rate Strategic Fund Inc.         39

Dividend Reinvestment Plan (unaudited) (continued)

will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets. Investors will be subject to income tax on amounts reinvested under the plan.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

40         Salomon Brothers Variable Rate Strategic Fund Inc.

Salomon Brothers

Variable Rate Strategic Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Leslie H. Gelb

R. Jay Gerken, CFA

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Frances M. GugginO

Chief Financial Officer and
Treasurer

Ted P. Becker

Chief Compliance Officer

Wendy S. Setnicka

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

SALOMON BROTHERS VARIABLE RATE STRATEGIC FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Telephone 1-888-777-0102

INVESTMENT MANAGER
AND ADMINISTRATOR

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

DIVIDEND DISBURSING
AND TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

GFY

This report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

SAM0869 3/06	SR-06-31

Salomon Brothers Variable Rate

Strategic Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Concerning Citigroup Asset Management (1) (CAM) Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(1) Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Rate Strategic Fund Inc.

By:	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Rate Strategic Fund Inc.

Date:	June 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Rate Strategic Fund Inc.

Date:	June 7, 2006

By:	/S/ FRANCES M. GUGGINO
Frances M. Guggino
Chief Financial Officer of
Salomon Brothers Variable Rate Strategic Fund Inc.

Date:	June 7, 2006